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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement

[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14A-6(E)(2))

[ ]  Definitive Proxy Statement

[X]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to Section 240.14a-12

                RiverSource International Managers Series, Inc.
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

     1)   Title of each class of securities to which transaction applies:

     ---------------------------------------------------------------------------

     2)   Aggregate number of securities to which transaction applies:

     ---------------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     ---------------------------------------------------------------------------

     4)   Proposed maximum aggregate value of transaction:

     ---------------------------------------------------------------------------

     5)   Total fee paid:

     ---------------------------------------------------------------------------

Document Number: 274180            Version: 1

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
                                              MUTUAL FUNDS REGULAR OUTBOUND CALL FLOW

----------------------------------------------------------------------------------------------------------------------------------
  "Hello, I'm trying to reach (s/h name). Is he/she available? MY NAME IS ____ AND I'M CALLING ON A RECORDED LINE REGARDING YOUR
  INVESTMENT IN THE (SPECIFIC FUND NAME). We sent you a proxy card to register your vote for the shareholder meeting and haven't received it back, so we're calling to ask if you would have any objections to voting along with the recommendations of your
                                                              Board?"
----------------------------------------------------------------------------------------------------------------------------------
      NO                                                                           YES
     ----                                                                         -----
       |                                                                            |
       |                                                                            |
       |                                                                           \|/
       |                               -------------------------------------------------------------------------------------------
       |                                                                (Use Appropriate Rebuttal)
       |
       |                               WOULD YOU HAVE ANY OBJECTIONS TO VOTING ALONG WITH THE RECOMMENDATIONS OF YOUR BOARD?
       |                               -------------------------------------------------------------------------------------------
       |                               SHAREHOLDER AGREES                                         SHAREHOLDER DECLINES
       |                    |----------      TO VOTE                                                     TO VOTE
       |                    |          ------------------                                         --------------------
       |                    |                                                                             |
       |                    |                                                                             |
       |                    |                                                                             |
       |                    |                                                                             |
       |                    |                                                                             |
       |                    |                                                                             |
       |                    |                                                                             |
       |                    |                                                                            \|/
       |                    |                            --------------------------------------------------------------------
      \|/                  \|/                             Would you like our toll free number so you can call back at your
------------------------------------                     convenience? Your participation would be greatly appreciated and it
  I AM RECORDING YOUR ( ) VOTE AND                        would just take a brief moment to vote your shares over the phone.
WILL SEND YOU A PRINTED CONFIRMATION                     --------------------------------------------------------------------
   TO (ADDRESS). FOR CONFIRMATION                              YES                                           NO
PURPOSES, MAY I HAVE THE CITY, STATE                          -----                                         ----
 AND ZIP CODE THAT WE'LL BE MAILING                             |                                             |
       YOUR CONFIRMATION TO?                                    |                                            \|/
------------------------------------                           \|/                         -------------------------------------
                 |                            ----------------------------------------     Thank you for your time.  Have a good
                 |                            Please call (inbound toll free) any time                  day/evening!
                 |                               between 9am and 11pm EST weekdays or      -------------------------------------
                 |                                between Noon and 6pm on Saturday.
                \|/                           ----------------------------------------
--------------------------------------           Thank you for your time. Have a good
Thank you for your time and your vote.                       day/evening!
           Have a good ___!                   ----------------------------------------
--------------------------------------
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
                            MUTUAL FUNDS REGULAR OUTBOUND CALL FLOW - ALTERNATE INTRODUCTION CALL FLOWS

----------------------------------------------------------------------------------------------------------------------------------
  "Hello, I'm trying to reach (s/h name). Is he/she available? MY NAME IS ____ AND I'M CALLING ON A RECORDED LINE REGARDING YOUR
  INVESTMENT IN THE (SPECIFIC FUND NAME). We sent you a proxy card to register your vote for the shareholder meeting and haven't received it back, so we're calling to ask if you would have any objections to voting along with the recommendations of your
                                                             Board?"
----------------------------------------------------------------------------------------------------------------------------------

IF INVESTMENT IS IN A TRUST:

MY NAME IS ____ AND I'M CALLING ON A RECORDED LINE REGARDING THE INVESTMENT IN THE (SPECIFIC FUND NAME) HELD IN (TRUST NAME) FOR
WHICH YOU ARE LISTED AS TRUSTEE.

IF INVESTMENT IS IN A CUSTODIAL ACCT FOR A MINOR:

MY NAME IS ____ AND I'M CALLING ON A RECORDED LINE REGARDING THE INVESTMENT IN THE (SPECIFIC FUND NAME) YOU CONTROL AS CUSTODIAN
FOR (NAME OF MINOR).

IF INVESTMENT IS IN 401 K / PENSION PLAN HELD BY COMPANY NAME WITH A TRUSTEE LISTED: Remember to ask for authorization AFTER asking for the vote.

MY NAME IS ____ AND I'M CALLING ON A RECORDED LINE REGARDING THE INVESTMENT IN THE (SPECIFIC FUND NAME) HELD IN THE (COMPANY'S
NAME) (401 K / PENSION PLAN) FOR WHICH YOU ARE LISTED AS TRUSTEE.

                                                  SPECIAL ALTERNATE INTRODUCTIONS

----------------------------------------------------------------------------------------------------------------------------------
                                 "Hello, I'm trying to reach (contact name).  Is he/she available?
----------------------------------------------------------------------------------------------------------------------------------

IF INVESTMENT IS IN A COMPANY NAME:

MY NAME IS ____ AND I'M CALLING ON A RECORDED LINE REGARDING THE INVESTMENT IN THE (SPECIFIC FUND NAME) REGISTERED TO (COMPANY'S
NAME) FOR WHICH YOU ARE LISTED AS CONTACT. I AM TRYING TO REACH THE PERSON WHO HANDLES THE PROXY VOTING.

IF INVESTMENT CONTAINS C/O OR ATTN:

MY NAME IS ____ AND I'M CALLING ON A RECORDED LINE REGARDING THE INVESTMENT IN THE (SPECIFIC FUND NAME) REGISTERED TO (S/H NAME OR
COMPANY NAME).

PROXY MATERIALS WERE SENT TO (CONTACT NAME) AT (STREET ADDRESS). I AM TRYING TO REACH THE PERSON WHO HANDLES THE PROXY VOTING.

IF INVESTMENT IS IN 401 K / PENSION PLAN HELD BY COMPANY NAME:

MY NAME IS ____ AND I'M CALLING ON A RECORDED LINE REGARDING THE INVESTMENT IN THE (SPECIFIC FUND NAME) REGISTERED TO (COMPANY'S
NAME) (401 K / PENSION PLAN) FOR WHICH YOU ARE LISTED AS CONTACT PERSON. I AM TRYING TO REACH THE PERSON WHO HANDLES THE PROXY
VOTING.

IF INVESTMENT IS HELD BY AN ASSOCIATION OR CLUB:

MY NAME IS ____ AND I'M CALLING ON A RECORDED LINE REGARDING THE INVESTMENT IN THE (SPECIFIC FUND NAME) REGISTERED TO
(ASSOCIATION/CLUB NAME).

PROXY MATERIALS WERE SENT TO (CONTACT NAME) AT (STREET ADDRESS). I AM TRYING TO REACH THE PERSON WHO HANDLES THE PROXY VOTING.

----------------------------------     -----------------------------------------      ---------------------------
IF CONTACT SAYS THEY HANDLE VOTING     IF CONTACT SAYS THEY DO NOT HANDLE VOTING----->    Who should we speak
----------------------------------     -----------------------------------------             to about this?
                 |                                                                    ---------------------------
                 |
                 |
                \|/
----------------------------------------------------------------------------------------------------------------------------------
 We sent a proxy card to register a vote for the shareholder meeting and haven't received it back. Are you authorized to vote on this investment? Would you have any objections to voting along with the recommendations of your Board? May I please have your
                                 (position with the company/the club) (relationship to SH Name)?
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